Exhibit 99.1

Building the New Lucent

Analyst Session – New York City

August 23, 2001


Lucent Technologies
Bell Labs Innovations
600 Mountain Avenue
Murray Hill, NJ 07974-0636
1-888-4-Lucent
We make the things that make communications work.™

Forward-Looking Statement Disclosure

This presentation includes some forward-looking statements about our expectations for our future performance. Actual results could differ materially from those suggested by our comments today. Additional information about factors that could affect future results are addressed in our SEC filings, including our 10-K, 10-Q, and 8-Ks. A summary is included at the end of this presentation.

Financial information in this presentation is pro-forma for continuing operations and assumes the sale of Optical Fiber is completed by the end of fiscal 1Q02.

Agenda

Introduction	Henry Schacht
Market Overview and Strategic Positioning	Bill O'Shea
Financial Review	Frank D'Amelio
Q&A Session	Lucent Senior Management
Closing comments	Henry Schacht

Introduction

Henry Schacht
Chairman and CEO

Market Overview and Strategic Positioning

Bill O'Shea
Executive VP

The Service Provider Market

- The service provider market is transforming
  - Consolidation
  - Alignment around wireline and mobility market opportunities
  - Globalization

- In facing these changes, the advantages will be held by those service providers who have:
  - An existing customer base
  - The scale offered by large global networks
  - Financial strength to warrant continued access to capital

Large, established service providers are in best position for future growth

While The Service Provider Market Is Experiencing Near-Term Weakness...

Projected Global Service Provider Equipment Market
($ Billions)



$ 416 *
$ 354 *
$ 303 *
$ 251
?
?
?
2000
2001
2002
2003

** 2000 estimates of global service provider equipment and software market sizes*
Source: RHK, Dataquest, Infonetics, Dell'Oro, IDC, Ovum

Large Mobility And Incumbent Wireline Service Providers Maintaining Spending

Worldwide Service Provider Capital Expenditures*


-5%
CLECs/Others
WW Backbone
Int'l PTTs
RBOCs and NAR Nationals
WW Mobility
-8%
-27%
-5%
-6%
6%
2001
2002

Lucent's core customers are continuing to spend

- **This group accounts for over 55% of Lucent's 2002 projected revenue**
- **CapEx flat year over year**
- **Equipment spending is still growing at single digit rates**

** CapEx includes equipment, network construction and other non-network related capital expenditures.*
Source: Equity analyst reports and SP announcements
Note: Wireless CapEx broken out for major integrated service providers

Worldwide Service Provider Capital Spending



Total in 2001 = $306 B
Top 20
21 through 50
51 through 100
all others
$148 B
$80 B
$48 B
$30 B

Source: Equity analyst reports and SP announcements

The top 50 service providers are doing 75% of total capital spending

Long-Term Outlook Is Positive


WW Wireless Penetration Forecast
%
10%
13%
15%
16%
18%
20%
2000 2001 2002 2003 2004 2005
Source: Yankee Group - June 2001


WW Broadband Subscriber Forecast
Millions
12
22
35
52
68
84
2000 2001 2002 2003 2004 2005
Source: Cahners In-Stat - June 2001


US Backbone Traffic Growth Forecast
Exabytes (10^18) of traffic
IP
Voice /Private Line / Non-IP
1.7
2.4
3.7
5.9
56%
9.2
68%
13.8
76%
2000 2001 2002 2003 2004 2005
Source: McKinsey & JP Morgan - May 2001

Restructuring Plan - Phase II

- **Adjusting our organizational model to be consistent with the new market structure**
- **Streamlining our "go-to-market" approach to focus on the most attractive customer opportunities**
- **Rationalizing our product portfolio based on ability to profitably serve this customer set**
- **Developing a healthy and sustainable financial model upon which to build**

Changing market requires additional restructuring to reach profitability

Streamlining Our "Go-to-Market" Approach Consistently, With Greater Focus

FROM:

- Hundreds of customers
- Most served by direct sales
- All vying for R&D and technical support
- Presence in 60+ countries

TO:



Top 30 Customers
Approx. 20 Core Countries
Hubbed Countries
Transition Countries
• Use direct sales force in country
• Drive R&D priorities
• Served from core countries
• Strategic R&D
• Move to channel partners/wind down
• No unique R&D

New Lucent Structure


Wireline Customers
Americas
EMEA
AP/China
Wireline Segment
Mobility Customers
Americas
EMEA/AP/China
Mobility Segment
Bell Labs
Worldwide Services
Supply Chain
Global Business Partners

We're adjusting our organizational model to be consistent with new market dynamics

Resulting Two-Tiered Management Approach

<u>Growth Platforms</u> (multiple scenarios considered)

Includes future product lines that offer most promise of driving future growth:

- **Focused on future needs of core customers**
- **Bias towards current Lucent strengths**
- **Eliminates multiple bets and redundant offerings**
- **Considers market and execution risks**

Revenues: ~$5 B

(~ 60 % of total R&D)

<u>Foundation Business</u> (common to all scenarios)

Includes currently available products only:

- **Products that have significant revenue and profitability potential in FY2002, *i.e.* core customers are buying them**
- **Current and mature products that are being managed for cash or controlled exit**
- **Fulfills current commitments to core customers**

Revenues: >$15 B

(~ 40% of total R&D)

Lucent’s Strategic Positioning: The “Service Intelligence” Company

- Lucent is leading the transformation of existing networks into next-generation “Service Intelligent” networks
  - Focused on major service providers with large, complex networks
  - Enabling rapid creation of profitable new services
  - Providing the next generation networking infrastructure to support these services
  - Cost-effectively integrating and managing these networks and services

Product Portfolio Direction

- **Lucent will aggressively invest in and deliver:**
  - **Optical solutions for core and metro markets**
  - **Packet data solutions (multi-service core, edge, access)**
  - **Circuit and packet voice solutions**
  - **2G and 3G wireless solutions**
  - **Software and services to support and manage these systems**

Company-Wide Restructuring

- End-to-end, company-wide value chain approach
- Integrated series of functional work streams cutting across the entire value chain
- Focus on short- AND long-term results across the business
- Priority #1 is creating and measuring sustainable cash flow improvements
- Senior executive level accountability for each key functional area
- Coordination and integration ensured through disciplined program management


PROGRAM OFFICE
M&S Work Stream
Product/R&D Work Stream
Services Work Stream
Supply Chain Work Stream
Corporate Ctrs Work Stream
Short Term Results Work Stream

Building The New Lucent

- Lucent will be a somewhat smaller, leaner and more focused company going forward
- But it will be the largest provider of communications infrastructure to service providers around the world
- And Lucent will be the world's only major supplier completely focused on providing network solutions to service providers
- Lucent will continue to invest in and deliver data, wireless and optical hardware, software and services

Financial Review

Frank D'Amelio
CFO

Financial Targets For 2003 And Beyond

Revenue growth	10 – 12% per year
Gross Margin	35%
R&D	12% of revenue
M&S	9% of revenue
G&A	4% of revenue

Our goal is to perform at these industry-leading levels, but exact '03 timing will depend on market conditions

Key Financial Planning Assumptions For Fiscal Year 2002

- Overall market will decline 5-10%
- Lucent's addressable market will remain roughly flat
- Modest tilt in our financial plan over the year
- Return to profitability most likely a quarter ahead of positive operating cash flow
- Quarterly breakeven revenue approximately $4.75 billion

Credit Facilities Amendment Highlights

- **Up to $9.7 billion in restructuring charges permitted**
- **EBITDA and Net Worth covenant levels changed**
- **Revised conditions to spin Agere**
- **Expanded pricing grid**
- **Dividend payment requirements for common and payment options for preferred stock**

Covenants now provide us with the ability to move forward with our business plans

Phase II Restructuring Charge

Non-Cash:

Inventory Property Plant & Equipment Software Capitalization Goodwill Pension-related items Other	$5 - $7 billion

Cash:

Severance Purchase Commitments Customer Settlements Facility Closings Other Liabilities	$2 billion

Total Restructuring Efforts

	Phase I	Phase II
Reduce annual expense run-rate	$2 billion	$2 billion
Reduce working capital	$3 billion	$1 billion
Reduce planned Cap Ex	$700 million	$750 million
Headcount reductions	10,500	15-20,000
Outsourcing	4,000	
Voluntary retirement plan		8,500
BRR Charge	$3.4 billion	$7-9 billion

Headcount Reconciliation

December 31, 2000 Headcount	**123,000**
Agere	(17,000)
Contract manufacturing	(4,000)
Optical Fiber Systems	(6,000)
Sub-total	(27,000)
After business portfolio actions	**96,000**
Phase I restructuring	(10,500)
Voluntary retirement	(8,500)
Phase II restructuring	(15,000 – 20,000)
Sub-total	(34,000 – 39,000)
New Lucent Headcount	**57,000 – 62,000**

Phase II Headcount Update: Moving Swiftly

U.S. employees informed today 8/23/01	2,200
U.S. employees previously informed 7/13/01 - 8/22/01	2,300
Additional U.S. reductions planned by 9/30/01	1,000
Outside U.S. beginning today[1]	2,500
Additional outsourcing by 12/31/01	5,000
Reductions planned 1H-FY02 (primarily outside U.S.) 10/01/01 - 3/31/02	4,000
Current view of Phase II	**17,000**

[1] Process began 8/23/01 staged in accordance with local regulations and procedures

Longer-Term Gross Margin Contributors


16%
9-10%
2-5%
2-5%
2-5%
35%
Current Base Rate
One-Time Items
Cost Reductions
Product/ Market Rationalization
New Products
Steady-State Target Run Rate

Funding Strategy

Financing Needs:

Cash to break-even	$ 1.2 – 1.5	billion
BRR – Phase II	$ 2.0	billion
TOTAL	$ 3.2 – 3.5 billion	

Additional Sources:

		Action	Cash
Real Estate I	$ 0.32	complete	July '01
Convert. preferred (net)	$ 1.83	complete	Aug '01
Sale of Optical Fiber	$ 2.75	announced	1Q02
Columbus/OK City	$ 0.60	announced	4Q01
Add'l outsourcing Real estate II AR Securitization II Other actions	$ 1.00	4Q01/1Q02	4Q01/1Q02
TOTAL	$ 6.50 billion		

Funding Strategy (continued)

Sources of add'l cash	$ 6.50
Excess cash on hand (6-30-01)	1.30
TOTAL	$ 7.80 billion
Bank debt (6-30-01)	(2.30)
Debt maturity (7-15-01)	(0.75)
Cash position w/o bank debt	$ 4.75 billion
Bank line capacity (and spin Agere)	1.50 billion
TOTAL Cash Availability	$ 6.25 billion
vs.	
TOTAL Funding Needs	$ 3.2 – 3.5 billion

Funding sources are more than adequate to meet our business needs

Vendor Finance Review

- Process improvements to reduce risk:
  - Weekly credit committee
  - Reserves taken on every draw, based on credit assessment
  - Constant monitoring
  - Elimination and sale of commitments and loans where possible
- Strategic focus on large service providers reduces need for vendor finance going forward

Continuing to reduce our vendor finance exposure

Vendor Finance Summary

($ in billions)	Sept. 2000	June 2001
Drawn commitments	$ 2,034	$ 2,952
Available but not drawn	3,872	1,605
Not available	2,196	981
TOTAL	$ 8,102	$ 5,538

Total vendor finance exposure is decreasing, down 32% from the end of FY 2000 before considering any reserves taken

Key Financial Takeaways

- **FY 2002 plan assumes:**
  - Overall market decline of 5-10%
  - Roughly flat addressable market for Lucent
  - Return to profitability at least one quarter before positive operating cash flow
- **Gross margin improvements as we work through one-time items and restructuring, along with new product contributions**
- **Bank amendment now in place to allow us to move forward on Phase II restructuring plans**
- **Liquidity to significantly more than meet our restructuring and ongoing business needs**
- **Intention remains to spin Agere within 6 months**

Q&A

Closing Comments

Henry Schacht
Chairman and CEO

Forward-Looking Statement Disclosure

This presentation contains, or refers to, forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include price and product competition, dependence on new product development, reliance on major customers and suppliers, customer demand for our products and services, availability of manufacturing capacity, components and materials, timely completion of the expected sale of certain of Lucent's manufacturing facilities, assets and operations, and its optical fiber business, and continued availability of quality products and components at reasonable prices after the sales, reliance on resellers and distributors, control of costs and expenses, international growth, credit concerns in the emerging service provider market, the potential for deterioration of the credit quality of customers for which we have provided financing, our credit rating and ability to provide customer financing when appropriate, compliance with the covenants and restrictions of our bank credit facilities, the timely completion of the anticipated timetable of the expected distribution of Agere shares to Lucent shareholders, the timely implementation of our restructuring program and financial plans, the outcome of pending and future litigation and governmental proceedings, our ability to implement successfully our new strategic direction focused on offering fewer products to large service providers, including our ability to focus our business on the mix of products and services necessary to take advantage of the most desirable opportunities in our industry and to implement our product rationalizations and other aspects of our new strategic direction in a manner that does not disrupt the business of our customers, dependence of achieving Lucent's targets and objectives for fiscal 2002 and 2003 on global economic and industry conditions and timely implementation of Phase II of our restructuring plan, general industry and market conditions and growth rates and general domestic and international economic conditions, including the global economic slowdown and interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the reports filed by Lucent with the Securities and Exchange Commission. Lucent disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.